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                                                                    Exhibit 24




                                POWER OF ATTORNEY

         The undersigned, being officers and trustees of Van Kampen American Capital Senior Floating rate Fund, a Massachusetts business trust (the "Fund"), do hereby, in the capacities shown below, individually appoint Ronald A. Nyberg and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, a Certificate of Trustees and any corresponding documents with regard to the name changes of the Fund and all amendments thereto, upon the advice of counsel, filed by the Fund with the Commonwealth of Massachusetts and any other regulating entity pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act OF 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  December 19, 1997

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                 SIGNATURE                                                  TITLE
                 ---------                                                  -----


/S/ Dennis J. McDonnell                                                     Chairman and Trustee
----------------------------------------
Dennis J. McDonnell


/S/ David C. Arch                                                           Trustee
----------------------------------------
DAVID C. ARCH


/S/ Rod Dammeyer                                                            Trustee
--------------------------------------
Rod Dammeyer


/S/ Steven Muller                                                           Trustee
-----------------------------------------
Steven Muller


/S/ Theodore A. Myers                                                       Trustee
-----------------------------------------
THEODORE A. MYERS


/S/ Don G. Powell                                                           Trustee
-----------------------------------------
DON G. POWELL


/S/ Hugo F. Sonnenschein                                                    Trustee
------------------------------------------
Hugo F. Sonnenschein


/S/ Howard J Kerr                                                           Trustee
-----------------------------------------
Howard J Kerr


/S/ Wayne W. Whalen                                                         Trustee
----------------------------------------
Wayne W. Whalen


/S/ Edward C. Wood III                                                      Senior Vice President and
----------------------------------------                                    Chief Financial Officer
Edward C. Wood III

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